Assignment

between C3 Resources, Inc. and

Aurelio Resource Corporation

dated effective

June 15, 2009

For Valuable Consideration, the undersigned C3 Resources, Inc., a Delaware corporation (the "Assignor Corporation"), by its President and CEO, David C. Knight, as authorized by the Board of Directors of the Assignor Corporation, does hereby grant, sell, remise, release, assign, transfer, quitclaim and otherwise convey, as appropriate, to Aurelio Resource Corporation, a Nevada corporation, and its designees, successors and assigns forever (collectively the "Assignee Corporation"), all of its rights, title and interests in those certain real property and other assets described on Exhibit A to this Assignment (the "Assets") which Exhibit A is attached hereto and made a part hereof for all purposes, with reference to said Exhibit A being hereby made for all purposes.

TOGETHER WITH, all an singular, the rights, fixtures and appurtenances thereto in anywise belonging or in anywise appertaining unto the said Assignee Corporation..

TO HAVE AND TO HOLD forever the said Assets above bargained and described, with all rights, fixtures and appurtenances, unto the said Assignee Corporation.

The undersigned hereby agrees to execute and deliver such further documents and take such further actions as may be requested by Assignee Corporation or as may be necessary to effectuate the foregoing assignments and conveyances.

In Witness Whereof, This Assignment has been executed effective as of the date first above written.

C3 Resources, Inc.

____________________

By: David C. Knight

Its: President and Chief Executive Officer

State of Nevada )

)

County of ________)

On the _____ day of __________, 2009, before me, the undersigned, a Notary Public, duly commissioned and sworn, personally appeared David C. Knight, who, as President and CEO of C3 Resources, Inc. acknowledged to me that he executed the foregoing instrument on behalf of C3 Resources, Inc. freely and voluntarily and for the uses and purposes therein mentioned.

____________________

Notary Public for the State of __________, County of __________

My Commission Expires __________, _____